    EXHIBIT 10.17

AMENDMENT NO. 2 TO THE
STOCKHOLDERS AGREEMENT

October 14, 2015

This Amendment No. 2 (this “Amendment” or “Amendment No. 2”) to the Stockholders Agreement among Toys “R” Us, Inc. (as successor to Toys “R” Us Holdings, Inc.), Funds managed by Bain Capital Partners, LLC or its Affiliates, Toybox Holdings LLC, Vornado Truck LLC and certain other Persons, dated as of July 21, 2005, as amended by Amendment No. 1, dated as of June 10, 2008 (as amended, the “Agreement”) shall become effective as of the date first set forth above. Capitalized terms used but not otherwise defined in this Amendment have the meaning given to such terms in the Agreement.

1.	Section 2.1. Section 2.1 of the Agreement is hereby deleted and replaced with the following:

2.1 Board of Directors.

2.1.1. Board Size. As of the date of Amendment No. 2, the number of members of the Board shall be fixed at eight (8), or such other number as is determined from time to time pursuant to Sections 2.5 and 2.6.1.

2.1.2. Designation of Directors. As of the date of Amendment No. 2, the Board shall be composed of the following, unless otherwise determined by the Board, in accordance with Section 2.6.1:

(a) two (2) persons designated by Bain (subject to Section 11.1), (the “Bain Designees”);

(b) two (2) persons designated by KKR (the “KKR Designees”);

(c) two (2) persons designated by Vornado (the “Vornado Designees” and together with the Bain Designees and the KKR Designees, the “Sponsor Designees”);

(d) the chief executive officer of the Company; and

(e) one Independent Director, to be selected by the Board.

2.1.3. Sell-Down Provisions. In the event that any Sponsor ceases to own at least 30% of such Sponsor’s Initial Shares but continues to own at least 15% of such Sponsor’s Initial Shares, such Sponsor shall no longer have the right to designate two (2) Sponsor Designees and shall have the right to designate only one (1) Sponsor Designee. In the event that any Sponsor ceases to own at least 15% of such Sponsor’s

Initial Shares, such Sponsor shall no longer have the right to designate any Sponsor Designees.

2.	Section 2.4.1. Section 2.4.1 of the Agreement is hereby deleted and replaced with the following:

“The Board may from time to time designate one or more committees, each of which shall be a three (3) member committee, provided that the Audit Committee of the Board may be up to a four (4) member committee. Bain shall have the right to designate to each committee one (1) Bain Designee, KKR shall have the right to designate to each committee one (1) KKR Designee, and Vornado shall have the right to designate to each committee one (1) Vornado Designee; provided that the Audit Committee may also include one Independent Director; and provided further that in the event that any Sponsor ceases to own at least 30% of such Sponsor’s Initial Shares, such Sponsor shall no longer have the right to have any Sponsor Designees serve as members of the Board’s committees. To the extent that any Sponsor, under this Section 2.4.1, is not entitled to designate any Sponsor Designees as members of the Board’s committees, such Sponsor shall send a written notice to the Secretary of the Company stating the names of the Sponsor Designees to be removed from the Board’s committees and, upon receipt of such notice by the Secretary of the Company, such Sponsor Designees shall be deemed to have resigned from such committees. Any vacancies on the Board’s committees shall be filled by the remaining committee members acting in accordance with the Company’s nomination and governance procedures and this Agreement and so long as two (but not three) Sponsors own at least 30% of such Sponsor’s Initial Shares, the size of the committees shall be two (2) member committees (or in the case of the Audit Committee, up to a three (3) member committee).”

3.	Section 2.6.1. Section 2.6.1 of the Agreement is hereby amended by deleting clause (a) thereof.

4.	Section 2.6.10. Section 2.6.10 of the Agreement is hereby deleted and replaced with the following:

“2.6.10. Dissolution; Liquidation; Reorganization; Bankruptcy. Dissolve, liquidate or engage in any recapitalization or reorganization of the Company or any Subsidiary which is a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X, other than any Subsidiary acting as a holding company, or initiate a bankruptcy proceeding involving the Company or any Subsidiary.

5.	Section 4.1.6. Section 4.1.6 of the Agreement is hereby deleted and replaced with the following:

“4.1.6. Rule 144(b)(1) Eligibility. Notwithstanding anything to the contrary in this Agreement, after the two-year anniversary of the Initial Public Offering, if eligible to Sell all of its Shares pursuant to paragraph (b)(1) of Rule 144, a Stockholder shall no longer be eligible to participate in the Tag-Along rights provided in this Section 4.1.”

6.	Section 8.4. Section 8.4 of the Agreement is hereby amended by deleting the reference to “paragraph (k) of Rule 144” and replacing it with a reference to “paragraph (b)(1) of Rule 144”.

7.	Section 10.2. Section 10.2 of the Agreement is hereby amended by amending the following definitions as follows:

(a) the definition of “Majority Sponsor Approval” shall be amended by deleting the existing definition and replacing it with the following:

““Majority Sponsor Approval” means (i) the written approval of the Sponsor Majority or (ii) so long as at least one Sponsor continues to own at least 30% of its Initial Shares, unanimous approval (other than any director who has recused himself or herself as a result of any actual or potential interest in the transaction or matter being approved) of (a) the Board or (b) the Executive Committee of the Board (provided that the Executive Committee of the Board contains a designee of each Sponsor which continues to own at least 30% of its Initial Shares), either by action by written consent or approval at a duly called meeting of the Board or the Executive Committee of the Board, as applicable, where all members of the Board or the Executive Committee of the Board, as applicable, are present (other than any director who has recused himself or herself at such meeting).”

(b) the definition of “Senior Manager” shall be amended by deleting the existing definition and replacing it with the following:

““Senior Manager” shall mean the chief executive officer (or if none, the highest ranking executive officer) of the Company, the chief financial officer (or if none, the highest ranking financial officer) of the Company and any executive officer of the Company as determined by the Board from time to time.”

(c) the definition of “Unanimous Sponsor Approval” shall be amended by deleting the existing definition and replacing it with the following:

““Unanimous Sponsor Approval” means (i) the written approval of each of the Sponsors that continues to own at least 50% of its Initial Shares; provided that if none of the Sponsors continues to own at least 50% of its Initial Shares, Unanimous Sponsor Approval shall mean Majority Sponsor Approval or (ii) so long as at least one Sponsor continues to own at least 30% of its Initial Shares, unanimous approval (other than any director who has recused himself or herself as a result of any actual or potential interest in the transaction or matter being approved) of (a) the Board or (b) the Executive Committee of the Board (provided that the Executive Committee of the Board contains a designee of each Sponsor which continues to own at least 30% of its Initial Shares), either by action by written consent or approval at a duly called meeting of the Board or the Executive Committee of the Board, as applicable, where all members of the Board or the Executive Committee of the Board, as applicable, are present (other than any director who has recused himself or herself at such meeting).”

8.	Section 11.3. Section 11.3 of the Agreement is hereby amended by adding the following at the end thereof:

“Without exclusion of any other means of communication, consent or approval submitted to the Company via email communication to the Chief Executive Officer, Chief Financial Officer or the General Counsel of the Company shall constitute consent or approval for purposes of this Agreement.”

9.
Continuing Force and Effect. The Agreement, as modified by the terms of this Amendment, shall continue in full force and effect from and after the date of the adoption of this Amendment set forth above.

10.
Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

11.
Consent to Amendment. The execution of this Amendment by each of the parties thereto shall be deemed to constitute “Unanimous Sponsor Approval” of this Amendment and the matters contained therein pursuant to Section 2.6.1 and other applicable sections of the Agreement.

12.	GOVERNING LAW. THIS AMENDMENT AND SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to the Stockholders Agreement on the day and year first written above.

TOYS “R” US, INC.

By: /s/ David J. Schwartz
Name: David J. Schwartz
Title: EVP-General Counsel

BAIN CAPITAL (TRU) VIII. L.P.

By: Bain Capital Partners VIII, L.P.
Its: General Partner

By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Matthew Levin
Name: Matthew Levin
Its:

BAIN CAPITAL (TRU) VIII-E, L.P.

By: Bain Capital Partners VIII-E, L.P.
Its: General Partner

By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Matthew Levin
Name: Matthew Levin
Its:

BAIN CAPITAL (TRU) VIII
COINVESTMENT, L.P.

By: Bain Capital Partners VIII, L.P.
Its: General Partner

By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Matthew Levin
Name: Matthew Levin
Its:

BAIN CAPITAL INTEGRAL
INVESTORS, LLC.

By: Bain Capital Investors, LLC.
Its: Administrative Member

By: /s/ Matthew Levin
Name: Matthew Levin
Its:

BCIP TCV, LLC

By: Bain Capital Investors, LLC.
Its: Administrative Member

By: /s/ Matthew Levin
Name: Matthew Levin
Its:

TOYBOX HOLDINGS, LLC

By: /s/ Nathaniel H. Taylor
Name: Nathaniel H. Taylor
Its:

VORNADO TRUCK, LLC.

By: Vornado Realty L.P.
Its: Sole Member

By: Vornado Realty Trust
Its: Sole Member

By: /s/ Joseph Macnow_____________
Name: Joseph Macnow_____________
Its: EVP-Chief Administration Officer_